EXHIBIT 10.3
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                              DATAWATCH CORPORATION

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT


     Datawatch Corporation, a Delaware corporation (the "Company"), hereby grants as of __________________ to ______________ (the "Optionee"), an option to purchase a maximum of ____ shares (the "Option Shares") of its Common Stock, $.01 par value ("Common Stock"), at the price of $_____ per share, on the following terms and conditions:

     1. GRANT UNDER 1996 STOCK PLAN. This option is granted pursuant to and is governed by the Company's 1996 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2. GRANT AS NON-QUALIFIED STOCK OPTION; OTHER OPTIONS. This option shall be treated as a Non-Qualified Stock Option (rather than an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

     3. EXTENT OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company) on the following dates, the Optionee may exercise this option for the number of shares of Common Stock set opposite the applicable date:

     Prior to _________                           -0- shares

     On ________ and at the end of each      -    An additional ___ shares (or
     three-month period thereafter                such  number of shares at the
                                                  end of the last three month
                                                  period so that the total does
                                                  not exceed _____ shares.

In accordance with the foregoing schedule, a total of ______ shares shall be vested and exercisable on the third anniversary of ________. Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company, may be exercised on or before the date which is ten years from the date this option is granted. All the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company.

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     4. TERMINATION OF BUSINESS RELATIONSHIP. If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Section 5, no further installments of this option shall become exercisable, and this option shall terminate after the passage of ninety
(90) days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     5. DEATH; DISABILITY. If the Optionee dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 9, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee's Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only the rights hereunder shall be those as to which the option was properly exercised before such termination.

     6. PARTIAL EXERCISE. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     7. PAYMENT OF PRICE. (a) The option price shall be paid in the following manner:

                        (i) in cash or by check;

                        (ii) subject to Section 7(b) below, by delivery of
            shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option price;

                        (iii) by delivery of an assignment satisfactory in form
            and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or

                        (iv) by any combination of the foregoing.

                        (B) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK.
            If the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

                        (C) PERMITTED PAYMENT BY RECOURSE NOTE. In addition, if
            this paragraph is initialed below by the person signing this Agreement on behalf of the Company, the option price may be paid by delivery of the Optionee's three-year personal recourse promissory note bearing interest

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            payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

                                   ----------
                                   (initials)

     8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to
Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

     9. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

     10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

     11. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

     12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the shares so exercised in accordance with
Section 8. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

     13. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     14. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated by any taxing authority to withhold any tax including but not limited to, any liability arising under Section 204 of the Income and Corporation Taxes Act 1988 pursuant to the United Kingdom's Paye as you Earn ("PAYE") system) in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax together (where relevant) with any commission or similar costs associated with or to be incurred upon the disposal of any such common stock or other property otherwise deliverable to the Optionee to fund such tax liability ("the liability"). At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or any Related Corporation does not withhold an amount

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from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld. Each holder of an option hereby appoints any Director of the Company or any Related Corporation, as his attorney for the purpose of signing, in the name and on behalf of such holder, any documents required to implement the foregoing (including without prejudice to the generality of the foregoing, the right to sell property otherwise deliverable to the Optionee on the exercise, transfer or release of an option).

     15. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.


     16. MISCELLANEOUS.

                        (A) NOTICES. All notices hereunder shall be in writing
            and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                        (B) ENTIRE AGREEMENT; MODIFICATION. This Agreement
            constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                        (C) SEVERABILITY. The invalidity, illegality or
            unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                        (D) SUCCESSORS AND ASSIGNS. This Agreement shall be
            binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

                        (E) GOVERNING LAW. This Agreement shall be governed by
            and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.


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     IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


                                          COMPANY:


                                          DATAWATCH CORPORATION
                                          175 Cabot Street
                                          Suite 503
                                          Lowell, MA  01854


                                          By: ______________________________
                                                Robert W. Hagger
                                                President and CEO



                                          OPTIONEE:


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                                          Street Address

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